Exhibit 10.30

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is entered into as of May 19, 2021 by and among Marizyme, Inc., a Nevada corporation (the “Grantor”) and the secured parties signatory hereto (collectively, the “Secured Party”).

WHEREAS, (a) the Grantor and the Secured Party have entered into that certain Unit Purchase Agreement dated as of the date hereof (as amended and in effect from time to time, the “UPA”) and (b) the Grantor has issued to the Secured Party those certain Units and those certain Secured Convertible Promissory Notes dated as of the date hereof (as amended and in effect from time to time, collectively, the “Notes”);

WHEREAS, in connection with the UPA and the Notes, the Grantor has entered into that certain Security Agreement dated as of the date hereof (as amended and in effect from time to time, the “Security Agreement”) with the Secured Party pursuant to which the Grantor has granted a lien in favor of the Secured Party in all of the Grantor’s assets (including the Patent Collateral) to secure its obligations under the Guaranty; and

WHEREAS, in connection with the Security Agreement, the Grantor has agreed to execute and deliver this Patent Security Agreement in order to record the security interest granted to the Secured Party with the United States Patent and Trademark Office;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby agrees as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement. The term “Patents” means, collectively, (a) all of the patent and patent applications, whether United States or foreign, that are owned by the Grantor, or in which the Grantor has any right, title or interest, now or in the future, including but not limited to (i) the patents and patent applications listed on Schedule I hereto (as the same may be amended pursuant hereto from time to time), (ii) all letters patent of the United States or any other country, and all applications for letters patent of the United States or any other country; (iii) all re-issues, continuations, divisions, continuations-in-part, renewals or extensions thereof; (iv) the inventions disclosed or claimed therein, including the right to make, use, practice and/or sell (or license or otherwise transfer or dispose of) the inventions disclosed or claimed therein; and (v) the right (but not the obligation) to make and prosecute applications for such patents, (b) all past, present or future rights in, to and associated with the foregoing throughout the world, whether arising under federal law, state law, common law, foreign law or otherwise, including the following: all such rights arising out of or associated with the registrations of the foregoing items set forth in clause (a), the right (but not the obligation) to register claims under any state, federal or foreign patent law or regulation; the right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of the Grantor or the Secured Party for any and all past, present and future infringements or dilution of or any other damages or injury to the foregoing or any associated goodwill, and the rights to damages or profits due or accrued arising out of or in connection with any such past, present or future infringement, dilution, damage or injury; and (c) any license rights related to the foregoing.

SECTION 2. Grant of Security Interest in Patent Collateral.

2.1 The Grantor hereby pledges, collaterally assigns and grants to the Secured Party to secure the prompt and complete payment and performance of the Obligations, a security interest (referred to in this Patent Security Agreement as the “Security Interest”) in all of the Grantor’s right, title and interest in, to and under the following, whether now owned or hereafter acquired or arising (collectively, the “Patent Collateral”):

(a)	all of its Patents and licenses with respect to Patents to which it is a party including those referred to on Schedule I;

(b)	each license with respect to Patents; and

(c)	all products and proceeds (as that term is defined in the UCC) of the foregoing, including any claim by the Grantor against third parties for past, present or future (i) infringement or dilution of any Patent or any Patents exclusively licensed under any license, including right to receive any damages, or (ii) right to receive license fees, royalties, and other compensation under any license with respect to Patents.

2.2 Subject to Section 14 of the Security Agreement, the Grantor’s obligations under this agreement shall be limited to the actual dollar amount of the Obligations. Any actions taken by the Secured Party or its agent(s) under the provisions of this Patent Security Agreement upon the occurrence and during the continuance of an Event of Default, including with respect to the authorization to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral, shall be limited to the actual dollar amount of the Obligations.

SECTION 3. Security for Obligations. This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of the Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by the Grantor to the Secured Party, whether or not they are unenforceable or not allowable due to the existence of an insolvency proceeding involving the Grantor.

SECTION 4. Security Agreement. The Security Interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interests granted to the Secured Party pursuant to the Security Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Secured Party with respect to the Security Interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Patent Security Agreement and the Security Agreement, the Security Agreement shall control.

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SECTION 5. Authorization to Supplement. If the Grantor shall obtain rights to any new Patents, the provisions of this Patent Security Agreement shall automatically apply thereto. The Grantor hereby authorizes the Secured Party unilaterally to modify this Patent Security Agreement by amending Schedule I to include any such new patent rights of the Grantor. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from the Secured Party’s continuing security interest in all Collateral (including the Patent Collateral), whether or not listed on Schedule I.

SECTION 6. Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.

SECTION 7. Governing Law. This Patent Security Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Patent Security Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York.

[signature pages follow]

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IN WITNESS WHEREOF, the Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

GRANTOR:	MARIZYME, INC.

By:
	Name:	James Sapirstein
	Title:	Interim Chief Executive Officer

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF _________________________	)
) ss.
COUNTY OF ___________________________________________	)

Before me, the undersigned, a Notary Public in and for the county aforesaid, on this __ day of May, 2021, personally appeared __________________ to me known personally, and who, being by me duly sworn, deposes and says that he/she is the Interim Chief Executive Officer of Marizyme, Inc. and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said ______________ acknowledged said instrument to be the free act and deed of said corporation.

______________________________
(official signature and seal of notary)
My commission expires:

[Signature Pages of the Secured Parties follow]

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Signature Pages of the Secured Parties

Accepted and agreed to:

By:
Name:
Title:

By:
Name:
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By:
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Title:

By:
Name:
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By:
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By:
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SCHEDULE I

to

PATENT SECURITY AGREEMENT

PATENT REGISTRATIONS AND PATENT APPLICATIONS

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